UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 26, 2019

CORMEDIX INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34673	20-5894890
(State of other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Connell Drive, Suite 5000 Berkeley Heights, NJ	07922
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 517-9500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2, below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	CRMD	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in Item 5.07 of this Current Report on Form 8-K, on November 26, 2019, at its Annual Meeting of Stockholders for the fiscal year ending December 31, 2019 (the “Annual Meeting”), the stockholders of CorMedix Inc. (the “Company”) approved the 2019 Omnibus Stock Incentive Plan (the “2019 Incentive Plan”).

For a description of the terms and conditions of the 2019 Incentive Plan, as approved by stockholders on November 26, 2019, see “Summary of the 2019 Plan” under “Proposal No. 2 – Approval of the 2019 Omnibus Stock Incentive Plan” in the Definitive Proxy Statement on Schedule 14A for the Company’s Annual Meeting, filed with the Securities and Exchange Commission on October 17, 2019 (the “Proxy Statement”), which description is incorporated herein by reference.

The foregoing description of the 2019 Incentive Plan and the description of the 2019 Incentive Plan contained in the Proxy Statement are each qualified in their entirety by reference to the full text of the 2019 Incentive Plan, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 26, 2019, the Company held its Annual Meeting. Holders of shares of the Company’s common stock, Series E Preferred Stock and Series G Preferred Stock were entitled to vote at the Annual Meeting. The Company’s stockholders voted on the following three proposals at the Annual Meeting, casting their votes as described below.

Proposal 1. – Election of Directors. The following individuals, each of whom was named as a nominee in the Proxy Statement, were elected by the Company’s stockholders by a plurality of votes cast to serve on the Company’s board of directors until the Company’s 2020 annual meeting of stockholders. Information on the vote relating to each director standing for election is set forth below:

Nominee	FOR	WITHHELD	BROKER NON-VOTES
Khoso Baluch	7,970,317	1,244,579	13,605,872
Janet Dillione	8,507,304	707,592	13,605,872
Alan Dunton	8,656,188	558,708	13,605,872
Myron Kaplan	8,567,975	646,921	13,605,872
Mehmood Khan	7,547,288	1,667,608	13,605,872
Steven Lefkowitz	8,785,993	428,903	13,605,872

Proposal 2. – Approval of 2019 Incentive Plan. Proposal 2 was to approve the adoption of the 2019 Incentive Plan. The proposal was approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
7,159,127	1,997,918	57,851	13,605,872

Proposal 3. – Ratification of Appointment of Auditors. Proposal 3 was to ratify the appointment of Friedman LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. The proposal was approved.

FOR	AGAINST	ABSTAIN
21,760,627	384,439	675,702

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	2019 Omnibus Stock Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORMEDIX INC.

Date: November 27, 2019	By:	/s/ Khoso Baluch
	Name:	Khoso Baluch
	Title:	Chief Executive Officer

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